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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                (Date of earliest event reported): April 26, 2002


                              GLYKO BIOMEDICAL LTD.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


            Canada                     000-21994                 98-0195569
----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


      199 Bay Street, Suite 2800
       Toronto, Ontario, Canada                                     M5L 1A9
----------------------------------------                           ----------
(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (415) 884-6700


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Item 5.  OTHER EVENTS.

         On April 26, 2002, Glyko Biomedical Ltd. announced that the special meeting of its shareholders scheduled for May 31, 2002 to approve a previously announced plan of arrangement with BioMarin Pharmaceutical Inc. will be postponed. The need for postponement arose following notice from BioMarin that, as part of its routine procedures, the United States Securities and Exchange Commission (SEC) selected for review the joint proxy circular prepared by BioMarin and Glyko. Glyko will not be in a position to set a new meeting date until any comments received from the SEC on the joint proxy circular have been received and reviewed with BioMarin. Following such time, Glyko will reschedule and notify shareholders of the rescheduled date for the special meeting. Glyko will also set a new record date for the determination of the holders of Glyko common shares entitled to receive notice of and vote at the special meeting.

         A copy of Glyko's press release is attached hereto as EXHIBIT 99.1.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not Applicable

              (b)     PRO FORMA FINANCIAL INFORMATION.  Not Applicable

              (c)     EXHIBITS.


EXHIBIT NO.          DESCRIPTION

99.1                 Press Release dated as of April 26, 2002.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GLYKO BIOMEDICAL LTD.

May 3, 2002
                                               By: /s/ J. A. Kolada
                                                   -----------------------

                                               Name:  J. A. Kolada
                                                      --------------------

                                               Title: Secretary
                                                      --------------------


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                                  EXHIBIT INDEX


EXHIBIT NO.            DESCRIPTION

99.1                   Press Release dated as of April 26, 2002.